SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 22, 2007

Diomed Holdings, Inc.

Delaware (State or other jurisdiction of incorporation)	000-32045 (Commission File Number)	84-1480636 (IRS Employer Identification No.)

1 Dundee Park Andover, MA (Address of Principal Executive Offices)	01810 (Zip Code)

Registrant’s telephone number, including area code: (978-475-7771)

Item 7.01 Regulation FD Disclosure

    On October 23, 2007, Diomed Holdings, Inc. issued a press release regarding certain developments with respect to the pending VNUS Medical Technologies, Inc. lawsuit against Diomed and other defendants, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

99.1	Press Release Issued October 23, 2007

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diomed Holdings, Inc. (Registrant)

Date: October 24, 2007	By:	/s/ JAMES A. WYLIE, JR.
	Name:	James A. Wylie, Jr.
	Title:	Chief Executive Officer
99.1	Press Release Issued October 23, 2007